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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     August 5, 2004
                                                     --------------



                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                                          33-0022692
        --------                                          ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
     of incorporation)

                                     0-19974
                                     -------
                            (Commission File Number)


951 Calle Amanecer, San Clemente, California                  92673
--------------------------------------------                  -----
  (Address of principal executive offices)                  (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure

         On August 5, 2004, ICU Medical, Inc. announced that the Court denied ICU Medical's request for a preliminary injunction in a patent infringement lawsuit filed against Alaris Medical Systems, Inc. by ICU Medical, Inc.


Item 7. Financial Statements and Exhibits

99.1 Press release, dated August 5, 2004 announcing that the Court denied ICU Medical, Inc.'s request for a preliminary injunction in the patent infringement lawsuit.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2004

                                             ICU MEDICAL, INC.



                                             /s/ Francis J. O'Brien
                                             ------------------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer